UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

VERITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26880	77-0182779
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

894 Ross Drive

Sunnyvale, California 94089

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 541-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 11, 2005, Verity and Regent Pacific Management Corporation (“Regent Pacific”) entered into an amendment to the Retainer Agreement between Verity and Regent Pacific dated July 31, 1997, as amended (as amended, the “Retainer Agreement”), providing for an extension of the termination date of the Retainer Agreement from February 28, 2005 to August 31, 2005, as well as provision for additional services to be rendered by Regent Pacific to Verity covering assistance in development and implementation of corporate and mergers and acquisitions strategies. This summary is qualified in its entirety by reference to the amendment, which is attached hereto as Exhibit 99.1 and is incorporated by reference here.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Amendment to Retainer Agreement between Regent Pacific Management Corporation and Verity, Inc. dated February 11, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VERITY, INC.

Dated: February 14, 2005	By:	/s/ Steven R. Springsteel
Steven R. Springsteel
Senior Vice President of Finance and Administration and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Amendment to Retainer Agreement between Regent Pacific Management Corporation and Verity, Inc. dated February 11, 2005.